Q3 2022 Investor Presentation November 1, 2022 Client to confirm use of this image again EXHIBIT 99.2

© 2022 ProPetro Holding Corp. All Rights Reserved. 2 Forward-Looking Statements Except for historical information contained herein, the statements and information in this presentation, including the oral statements made in connection herewith, are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” and other expressions that are predictions of, or indicate, future events and trends and that do not relate to historical matters identify forward-looking statements. Our forward-looking statements include, among other matters, statements about our business strategy, industry, projected financial results and future financial performance, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures and the impact of such expenditures on our performance and capital programs as well as our ability to integrate the business of Silvertip Completion Services Operating, LLC (“Silvertip”) and realize the benefits of the Silvertip acquisition. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of and recent declines in oil prices, the operational disruption and market volatility resulting from the COVID-19 pandemic, the global macroeconomic uncertainty related to the Russia-Ukraine war, general economic conditions, including impact of continued inflation and the risk of a global recession and other factors described in our Annual Report on Form 10-K and Quarterly Reports on Form 10- Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, we may be subject to currently unforeseen risks that may have a materially adverse impact on us, including matters related to shareholder litigation and the SEC investigation. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect our business. The forward-looking statements in this presentation are made as of the date of this presentation. We do not undertake, and expressly disclaim, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. This presentation contains certain measures that are not determined in accordance with GAAP. For a definition of these measures and a reconciliation to the most directly comparable GAAP measure on a historical basis, please see slide 3. Due to the forward-looking nature of certain non-GAAP measures presented in this presentation, reconciliations of the non- GAAP measures to their most directly comparable GAAP measure are not available without unreasonable efforts. This is due to the inherent difficulty of forecasting the timing or amount of various reconciling items that would impact the most directly comparable forward-looking GAAP financial measure, that have not yet occurred, are out of our control and/or cannot be reasonably predicted. Accordingly, such reconciliations are excluded from this presentation. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. EXHIBIT 99.2

© 2022 ProPetro Holding Corp. All Rights Reserved. 3 This presentation references “Adjusted EBITDA” and “Free Cash Flow,” which are non-GAAP financial measures. We define EBITDA as our earnings, before (i) interest expense, (ii) income taxes and (iii) depreciation and amortization. We define Adjusted EBITDA as EBITDA, plus (i) loss/(gain) on disposal of assets, (ii) stock-based compensation, and (iii) other unusual or nonrecurring (income)/expenses, such as impairment charges, severance, costs related to asset acquisitions, costs related to SEC investigation and class action lawsuits and one-time professional and advisory fees. Free cash flow (FCF) is defined as net cash flow provided by operating activities minus net cash used in investing activities. These non-GAAP financial measures are not intended to be an alternative to any measure calculated in accordance with GAAP. We believe the presentation of Adjusted EBITDA and Free Cash Flow provide useful information to investors in assessing our financial condition and the results of operations. Net income (loss) is the GAAP measure most directly comparable to Adjusted EBITDA. Net cash flow provided from operating activities is the GAAP measure most directly comparable to Free Cash Flow. Non- GAAP financial measures have important limitations as analytical tools because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider these non-GAAP financial measures in isolation or as a substitute for an analysis of our results as reported under GAAP. Further, Adjusted EBITDA and Free Cash Flow may be defined differently by other companies in our industry, and our definitions of Adjusted EBITDA and Free Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Non-GAAP Reconciliations Three Months Ended (in thousands) September 30, 2022 June 30, 2022 Net income (loss) $ 10,032 $ (32,860) Depreciation and amortization 30,417 31,462 Impairment expense — 57,454 Interest expense 237 669 Income tax expense (benefit) 2,768 (8,069) Loss on disposal of assets 36,636 22,485 Stock-based compensation 3,306 3,458 Other expense (income) 616 (6) Other general and administrative expenses (net) 4,920 1,354 Severance expense 1,068 — Adjusted EBITDA $ 90,000 $ 75,947 Three Months Ended (in thousands) September 30, 2022 June 30, 2022 Net Cash from Operating Activities $ 71,643 $ 78,138 Net Cash used in Investing Activities (98,389) (77,520) Free Cash Flow $ (26,746) $ 618 EXHIBIT 99.2

© 2022 ProPetro Holding Corp. All Rights Reserved. 4 Pursue a more capital- light asset profile and next generation fleet Pursue opportunistic strategic transactions to accelerate value creation and distribution Optimize operations and industrialize our business Maintain a strong balance sheetDevelop and integrate innovative technologies Generate robust earnings, increasing free cash flow, and build towards enhanced shareholder returns Our Strategy 4 3Q22 Financial Results – Consensus Beat Electric Fleet Purchases / Capital-Light Lease Agreements Acquisition of Silvertip – M&A Strategy Execution EXHIBIT 99.2

© 2022 ProPetro Holding Corp. All Rights Reserved. 5 CCC Company Snapshot Oilfield services leader in the Permian Basin providing complementary completions services in Hydraulic Fracturing, Cementing, and Wireline to leading upstream oil and gas producers 5 NYSE PUMP Combined 3Q22 Revenue (1) $383 million Pro Forma Liquidity (2) $203 million Combined 3Q22 Adjusted EBITDA (1) $104 million Headquartered in Midland, Texas Note: All data is illustrative and should not be relied upon as an indication of future financial performance or the operating results. (1) Pro forma for the acquisition of Silvertip Completion Services; ProPetro results plus reported results of Silvertip. (2) Inclusive of additional borrowing availability from Silvertip as of November 1, 2022. EXHIBIT 99.2

© 2022 ProPetro Holding Corp. All Rights Reserved. 6 While demand was initially impacted by the COVID-19 pandemic and has since rebounded, structural energy supply issues persist, particularly in crude oil and natural gas Supply is expected to be suppressed long-term due to the COVID-19 pandemic which further dampened the already- insufficient capital spending in the oil and gas production space Global Hydrocarbon Macro Environment A bullish demand outlook coupled with constrained supply availability reinforces our belief that we are in a long-term up-cycle that supports incremental margins and sustainable cash flow generation for completion services 1.1 btoe* * Billion tons oil equivalent GLOBAL LIQUIDS DEMAND BY SECTOR (MB/D) GLOBAL E&P SPEND ($ BILLION) Global hydrocarbon liquids demand will continue to grow through 2030, while the available supply will remain constrained by suppressed capital spending Average Anticipated Increase in Global Primary Energy Demand from 2019-2025 Source: Energy Aspects. EXHIBIT 99.2

EXHIBIT 99.2

Large Addressable Market Opportunity

The Permian Basin Market Opportunity Remains Robust for Decades to Come...

The Permian Basin consists of mature, legacy, onshore oil and liquids-rich natural gas reservoirs spanning ~86,000 square miles in West Texas and New Mexico, with multiple prospective geologic benches for horizontal development

The Permian Basin contains ~60 billion barrels of oil equivalent, the largest recoverable hydrocarbon resource base in the U.S. and the second largest in the world [1]

ProPetro is strategically located in and focused on the Permian Basin, one of the world's most attractive regions for oilfield service operations as a result of its size, geology, and customer activity levels


PERMIAN BASIN
~60 billion
barrels of oil equivalent
~86,000
sq miles

(1) Rystad Energy, September 2022.

PROPETRO
© 2022 ProPetro Holding Corp. All Rights Reserved.
7

© 2022 ProPetro Holding Corp. All Rights Reserved. 8 Customer focused; Team driven Dedicated and efficient customer base harnessing the potential of the resource-rich Permian Basin Transitioning to a young, efficient capital-light fleet that burns natural gas Relied upon by premier customers with proven results year- after-year Disciplined capital allocation and asset deployment strategy Reducing emissions and investing in longer-lived assets Diversified customer base including the largest Permian operators Who We Are and Where We Are Going EXHIBIT 99.2

EXHIBIT 99.2

Proven Success in the Most Challenging Environment: Unrivaled Completions Services


ENERGYPOINT RESEARCH INC
Rated 1st in
Completion-related Services
OILFIELD SERVICES
Customer Satisfaction
2022

COMPLETION-RELATED SERVICES

Consistent with ProPetro's Hydraulic Fracturing, Cementing, and now, Wireline services


ENERGYPOINT RESEARCH INC
Rated 1st in
Hydraulic Fracturing
OILFIELD SERVICES
Customer Satisfaction
2022

HYDRAULIC FRACTURING

ProPetro's premier service line delivering industry-leading performance


ENERGYPOINT RESEARCH INC
Rated 1st in
Special Applications
OILFIELD SERVICES
Customer Satisfaction
2022

SPECIAL APPLICATIONS

Customized treatments and complex jobs for customers that put their trust in ProPetro for reliable completions services

Source: EnergyPoint Research Inc.
https://www.propetroservices.com/our-services

PROPETRO® © 2022 ProPetro Holding Corp. All Rights Reserved. 9

© 2022 ProPetro Holding Corp. All Rights Reserved. 10 Reduce on-site headcount Improve efficiency Drive best-practices across fleets Increase long-term profitability Enhance safety protocols Increase sustainability of operations Innovation Leading to Our #1 Customer Ratings - A ProPetro Competitive Advantage Evolving operations and adapting technologies to: 2022 FLEETS On Site Remote 2023E FLEETS On Site Remote Transitioning to Fully-Remote Engineering Support Source: management estimates. EXHIBIT 99.2

© 2022 ProPetro Holding Corp. All Rights Reserved. 11 Commitment to Our People, Our Community, and Our Environment OPTIMIZED OPERATIONS & FLEET TRANSITION Innovation • Strategic investments in dual-fuel and electric- powered fleets, remote engineering operations, logistics, and maintenance systems Get the job done efficiently • Minimizing idle time, spills, and avoiding duplicative work Optimizing fuel consumption • Integrating cleaner-burning natural gas • Investing in Tier IV DGB dual-fuel equipment lowering diesel consumption ENVIRONMENTAL SAFETY PEOPLE 0.2 0.4 0.6 0.8 1 2017 2018 2019 2020 2021To ta l r ec or da bl e in ci de nt ra te 43% improvement in safety rate since 2017 FOCUSED ON OUR TEAM • Education and tuition reimbursement to engage and advance our employees • ProPetro employees created the Positive United Morale Partners (P.U.M.P. Committee) to drive community engagement for those in need COMMITTED TO AN ACCIDENT-FREE WORKPLACE • Strong training and development culture • Dedicated heavy haul driving team to reduce hazards on the roads in our community • Recognized with safety awards and leadership in the Permian Basin Source: internal company reports. EXHIBIT 99.2

© 2022 ProPetro Holding Corp. All Rights Reserved. 1212 • More fuel-efficient fleets to reduce costs, while enhancing competitiveness and free cash flow profile • In August 2022, announced a long-term lease agreement for two electric hydraulic fracturing fleets with expected delivery in 3Q23 • Improved free cash flow anticipated, supported by planned reduction in capital spending Fleet Transition: Executing on The Strategy • Converting our fleet to Tier IV DGB dual-fuel and displacing diesel – up to ~70% - with cleaner-burning natural gas • Bringing youth to our fleet through our 2022 investment cycle • Using natural gas to power frac fleets can result in annualized savings of $8 million to $15 million due to the diesel/natural gas spread • Customers are willing to pay a premium due to fuel savings and lower emissions RECAPITALIZATION OF OUR FLEET TIER IV DGB AND ELECTRIC FLEETS 0 5 10 15 20 2021a 2022e 2023e Active Fleet Configuration Tier II Diesel Tier IV Dual-Fuel Electric< 2 Years > 2 Years Fleet Age (2023e) Source: management estimates; “a” actual at year-end; “e” estimate at year-end. EXHIBIT 99.2

EXHIBIT 99.2

Recent Events – Acquisition of Silvertip Completion Services

SILVERTIP
COMPLETION SERVICES

Provider of wireline perforating and pumpdown services in the Permian Basin

Headquarters
Midland, TX

~320
employees

Wireline Services

- Owns and operates 23 wireline units, all of which have been recently refurbished

Pumpdown Services

- Owns and operates 15 pumpdown units

Purchase Price (1)	2023 Estimated Free Cash Flow (2)
$150 million	$55-60 million
Equity Consideration (1)	**2022 Estimated Free Cash Flow (2)**
10.1 million Shares of PUMP	$30-35 million

(1) Inclusive of $30 million cash plus equity (deducting assumed debt and other transaction fees and adjustments) divided by the volume-weighted average share price for the 15-day period ending October 27, 2022.
(2) Reported results through September 30, 2022, plus management forecast. Such data is illustrative and should not be relied upon as an indication of future financial performance or the operating results.

Note: Free Cash Flow is a Non-GAAP financial measure and is reconciled to cash from operating activities in the table on the "Non-GAAP Reconciliations" slide.


SILVERTIP
SILVERTIP
COMPLETION SERVICES

PROPETRO
© 2022 ProPetro Holding Corp. All Rights Reserved.

© 2022 ProPetro Holding Corp. All Rights Reserved. 1414 Transaction Rationale – Acquisition of Silvertip Completion Services Accretive Financial Metrics Expected to be accretive on all metrics based on Adjusted EBITDA multiple, earnings per share (“EPS”), and free cash flow per share (“FCFPS”) Highly Complementary Completions Service Offering Adds a highly complementary service line with substantial cross-selling opportunities with existing hydraulic fracturing operations Substantial Free Cash Flow Generation Generates strong free cash flow, providing additional cash flow for future value- enhancing investments and accelerating value distribution Reduces Future Capital Spending Pumpdown business has complementary next-generation Tier IV equipment, reducing capital spending requirements through asset allocations Complementary Cultures, Operating Philosophy & Geographic Focus Shared commitment to operational excellence, safety and integrity, and employee development as well as geographic focus in the Permian Basin Horizontal Integration and Service Diversification Additional exposure to the completions site which creates opportunities to capture more completions spend and deliver greater value to customers EXHIBIT 99.2

© 2022 ProPetro Holding Corp. All Rights Reserved. 1515 Pro Forma Revenue Mix by Service Line: Hydraulic Fracturing, Wireline, and Cementing 2022 REVENUE MIX BY SERVICE LINE Hydraulic Fracturing Cementing Wireline Source: 2022 management estimates. EXHIBIT 99.2

© 2022 ProPetro Holding Corp. All Rights Reserved. 16 Delivering Strong Results Strong sequential improvement and performance that is exceeding consensus estimates, resulting from continued net pricing gains and fleet repositioning efforts 3Q22 ProPetro Standalone Financial Highlights (in millions except %’s and fleet counts) TOTAL REVENUE EFFECTIVE UTILIZATION Fleets ADJUSTED EBITDA(1) FREE CASH FLOW(2) TOTAL LIQUIDITY(3) 3Q22 $333 14.8 $90 $(26) $155 2Q22 $315 14.8 $76 $1 $185 6% 0% 18% 78% incremental margins(4); Adj. EBITDA margins sequentially higher (~300 bps) $(27) ($30) Investing in fleet transition to Tier IV DGB dual-fuel equipment (1) Adjusted EBITDA is a Non-GAAP financial measure, please see the reconciliation to Net Income (Loss) on the “Non-GAAP Reconciliations” slide. (2) Free cash flow is a Non-GAAP financial measure and is defined as net cash flow provided from operating activities minus net cash used in investing activities. Please see the reconciliation to Net Cash from Operating activities on the “Non-GAAP Reconciliations” slide. (3) Inclusive of cash and available capacity under revolving credit facility as of the end of the quarter. (4) Incremental margin calculated as the change in Adjusted EBITDA divided by the change in revenues. EXHIBIT 99.2

© 2022 ProPetro Holding Corp. All Rights Reserved. 17 CCC Strong Adjusted EBITDA and Free Cash Flow Go forward company poised to generate significant cash flow in 2023 and beyond 17 Note: All data is illustrative and should not be relied upon as an indication of future financial performance or the operating results. (1) ProPetro based on Bloomberg consensus as of October 25, 2022; Silvertip represents management estimates. 2023 Estimated Adjusted EBITDA (1) (in millions) Adjusted EBITDA-to-Cash Flow Conversion Rate (1) ProPetro $436 ~40% Silvertip $65-75 ~80% EXHIBIT 99.2

© 2022 ProPetro Holding Corp. All Rights Reserved. 18 Capital Allocation Framework: Strategy Meets Opportunity OPTIMIZE OPERATIONS Enhancing operational efficiency by focusing resources on the most relevant technologies, tools, and best practices FLEET TRANSITION With robust industry fundamentals, transitioning our fleet to natural gas-burning and electric offerings, which command higher relative pricing DISCIPLINED GROWTH Prudently assessing value-enhancing investment opportunities to make ProPetro stronger — including opportunities to enhance scale, expand margins, and accelerate free cash flow Designed to improve free cash flow and value-distribution… …while maintaining a strong balance sheet. EXHIBIT 99.2

© 2022 ProPetro Holding Corp. All Rights Reserved. 19 Our Leadership LEADERS COMMITTED TO SHAREHOLDER VALUE CREATION SAM SLEDGE Chief Executive Officer & Director Former ProPetro President. Also served as Chief Strategy and Administration Officer, as well as Vice President of Finance, Corporate Development, and Investor Relations. Served in various capacities such as a Frac Technical Specialist and Technical Operations Manager where his duties included quality control, planning and logistics, and the development of the engineering program. DAVID SCHORLEMER Chief Financial Officer Previously served as Executive Vice President, Chief Financial Officer, Treasurer, and Secretary of Basic Energy Services, Inc., from 2018 until joining ProPetro in 2020. Over 25 years in senior executive roles with public and private energy service companies and extensive experience in mergers, acquisitions, and technology integration. Mr. Schorlemer started his career with Accenture in their Technology Practice working with U.S. and international clients. ELO OMAVUEZI Chief Accounting Officer Previously served as the Director of Financial Reporting and Technical Accounting of the Company from April 2017 to October 2019. Over 10 years of accounting, internal controls, and management experience serving publicly-listed companies for clients in New York City and Houston during his time with Deloitte. ADAM MUÑOZ President and Chief Operating Officer Joined in 2010 to initiate ProPetro’s Permian pressure pumping operation. Previously held sales and operations roles at Frac Tech Services and Weatherford International. Served as ProPetro’s Director of Business Development and Technical Services. NEWTON W. “TREY” WILSON III General Counsel Served as Chief Executive Officer of WLP/Westex Well Services & Wilson Systems from April 2018 until joining ProPetro in 2019. Served as the President and Chief Executive Officer of MBI Energy Services from July 2016 to March 2018. Served in various senior executive roles in public and private energy-related companies. JOHN "JODY" MITCHELL Vice President and Deputy General Counsel Previously served as Director of Marketing and Midstream and Associate General Counsel with Concho Resources, Counsel at BHP Billiton, and Counsel-Midstream and Commercial at PetroHawk. Mr. Mitchell started his career as an associate with Locke Lord Bissell & Liddell. EXHIBIT 99.2

Our Board of Directors

EXHIBIT 99.2

EXPERIENCED, COMMITTED, AND CAPABLE OVERSIGHT



PHILLIP A. GOBE

Chairman of the Board

Chairman of board in August of 2021 and previously served as our CEO in 2020 and 2021, and Executive Chairman of ProPetro in October 2019. Serves on the board of Pioneer Natural Resources and Pantheon Resources, plc.



ANTHONY BEST

Lead Independent Director

40+ years of experience in the energy industry. Serves as Chairman of the Board of Newpark Resources.



SAM SLEDGE

Chief Executive Officer & Director

Former ProPetro President. Also served as Chief Strategy and Administration Officer, as well as Vice President of Finance, Corporate Development, and Investor Relations.



ALAN E. DOUGLAS

Director

Member of board of directors since March 2017. Certified Public Accountant with over 37 years of experience in accounting and audit activities. Currently serves as a Tax Partner with Whitley Penn.



MARK BERG

Director

Executive Vice President, Corporate Operations of Pioneer Natural Resources. Served as a partner at Vinson & Elkins L.L.P. and as Executive Vice President, General Counsel and Secretary of American General Corporation.



MICHELE VION

Director

Member of board of directors since February of 2020. Served as Compensation Committee Chair and as a member of the Audit Committee of Boingo Wireless, Inc.'s Board of Directors.



SPENCER D. ARMOUR III

Director

Served as a member of the board of directors since February 2013. 30+ years of executive and entrepreneurial experience in the energy services industry. Serves on the board of various private entities and is a partner at Geneses Investments.



G. LARRY LAWRENCE

Director

Member of the board of directors since January of 2021. 15+ years in the industrial and energy industry. Previously served as Audit Committee Chair of Legacy Reserves, LLP's Board of Directors.



JACK B. MOORE

Director

Member of board of directors since March 2017. 20+ years of experience in the energy and technology industries. Mr. Moore currently serves on the board of directors of Occidental Petroleum Corporation, KBR Inc., and the University of Houston System Board of Regents.

PROPETRO®
© 2022 ProPetro Holding Corp. All Rights Reserved.
20

EXHIBIT 99.2

ProPetro: The Oilfield Services Leader Built For The Future

Efficient operator with a debt-free balance sheet

Cutting edge technologies drive leading profitability and customer solutions

Disciplined capital allocation and asset deployment strategy

The premium completion services company with one of the most efficient and productive pressure pumping and wireline systems in the oilfield service industry

Consistently outperforms the competition – the reliable choice for the most selective customers

ESG-friendly investments in electric-powered hydraulic fracturing technology, innovative equipment driving industry-leading profitability, and flexibility through industry cycles

PROPETRO®
© 2022 ProPetro Holding Corp. All Rights Reserved.
21

© 2022 ProPetro Holding Corp. All Rights Reserved. 22 Investor Contacts INVESTOR RELATIONS DAVID SCHORLEMER Chief Financial Officer david.schorlemer@propetroservices.com 432.277.0864 MATT AUGUSTINE Investor Relations matt.augustine@propetroservices.com 432.848.0871 CORPORATE HEADQUARTERS 1706 South Midkiff Road Midland, TX 79701 432.688.0012 www.propetroservices.com EXHIBIT 99.2